SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2015

BIO-TECHNE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-17272 (Commission File Number)	41-1427402 (I.R.S. Employer Identification No.)

614 McKinley Place NE

Minneapolis, MN 55413

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (612) 379-8854

Not Applicable

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 4, 2015, Bio-Techne Corporation entered into an agreement to acquire 100% of the equity of Cliniqa Corporation. A copy of the press release issued by Bio-Techne Corporation on June 5, 2015 relating thereto is attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(a)     Financial statements: None

(b)     Pro forma financial information: None

(c)     Shell Company Transactions: None

(d)     Exhibits:

                              99.1     Press Release, dated June 5, 2015, announcing entry into an agreement to acquire Cliniqa Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2015

BIO-TECHNE CORPORATION

/s/ Charles R. Kummeth
Charles R. Kummeth
President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

BIO-TECHNE CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report: June 8, 2015	Commission File No.: 0-17272

Exhibit No.	ITEM

99.1	Press Release, dated June 5, 2015, regarding acquisition of Cliniqa Corporation